UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2015

Graham Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-8462	16-1194720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Florence Avenue, Batavia, New York	14020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 343-2216

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fiscal 2016 Annual Stock-Based Long-Term Incentive Award Plan for Senior Executives. On May 28, 2015, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Graham Corporation (the “Company”) renewed its Annual Stock-Based Long-Term Incentive Award Plan for Senior Executives (the “Restricted Stock Bonus Program”) for the fiscal year ending March 31, 2016 (“Fiscal 2016”) and approved grants of time-vested restricted stock and performance-vested restricted stock thereunder in the amounts set forth below to the Company’s named executive officers. Also on May 28, 2015, the Compensation Committee approved the grant of time-vested restricted stock in the amounts set forth below to the Company’s non-retiring Directors.

All such grants under the Restricted Stock Bonus Program were made under the Amended and Restated 2000 Graham Corporation Incentive Plan to Increase Shareholder Value (the “Plan”). The time-vested restricted stock vests 33 1/3% per year over three years. The performance-vested restricted stock vests 50% based upon the Company’s achievement of EBITDA margin goals for the fiscal year ended March 31, 2018 (“Fiscal 2018”) and 50% based on the Company’s achievement of consolidated revenue goals for Fiscal 2018. The time-vested restricted stock granted to the Company’s Directors vests on the first anniversary of the date of grant.

The number of shares of time-vested restricted stock and performance-vested restricted stock awarded by the Compensation Committee to the Company’s named executive officers under the Restricted Stock Bonus Program was determined using each such officer’s Long-Term Incentive Percentage (the “L-T Percentage”) in effect for Fiscal 2015. For Fiscal 2015, the L-T Percentage for each of the Company’s named executive officers was as follows: Mr. Lines — 42%; Mr. Glajch — 35%; Mr. Smith — 35%; and Ms. Condame — 25%. The number of shares of time-vested restricted stock was determined by multiplying 50% of each named executive officer’s base salary in effect on the date of grant by such officer’s L-T Percentage, and then dividing the product by the closing price of the Company’s Common Stock on the NYSE on the date of grant. The number of shares of performance-vested restricted stock was determined by multiplying 50% of each named executive officer’s base salary in effect on the date of grant by such officer’s L-T Percentage, and then dividing the product by the closing price of the Company’s Common Stock on the NYSE on the date of grant. The number of shares of restricted stock awarded to each of the Company’s Directors was determined by dividing $25,000 by the closing price of the Company’s Common Stock on the NYSE on the date of grant. The closing price of the Company’s Common Stock on the NYSE exchange on May 28, 2015 was $23.13.

Named Executive Officer	Number of Shares of Time-Vested Restricted Stock Granted (1)	Number of Shares of Performance-Vested Restricted Stock Granted (1)(2)(3)

James R. Lines, President and Chief Executive Officer	3,275	3,275

Jeffrey Glajch, Vice President of Finance and Administration and Chief Financial Officer	1,926	1,926

Alan E. Smith, Vice President of Operations	1,645	1,645

Jennifer R. Condame Controller and Chief Accounting Officer	860	860

(1)	In the event a named executive officer’s employment terminates prior to the conclusion of a vesting for reasons other than death or disability, such officer’s right to receive any unvested time-vested restricted stock is forfeited.
(2)	The number of shares that will vest following the conclusion of Fiscal 2018 is based upon the Company’s achievement of performance criteria. The number of shares set forth above assumes target achievement of such performance criteria. If maximum achievement is realized, the amounts set forth above will double. Once EBITDA margin and consolidated revenue are determined for Fiscal 2018, the actual number of shares to which each named executive officer is entitled will be adjusted accordingly.
(3)	In the event a named executive officer’s employment terminates prior to the conclusion of Fiscal 2018 for reasons other than death or disability, such officer’s right to receive the performance-vested restricted stock shall be forfeited.

Director	Number of Shares of Time-Vested Restricted Stock Awarded
James Barber	1,081

Alan Fortier	1,081

James Malvaso	1,081

Gerard Mazurkiewicz	1,081

Jonathan Painter	1,081

Lisa Schnorr	1,081

The Restricted Stock Bonus Program in effect for Fiscal 2016 is attached to this Current Report on Form 8–K as Exhibit 99.1 and the above summary of the Restricted Stock Bonus Program is qualified in its entirety by reference to such Exhibit.

Fiscal 2016 Annual Executive Cash Bonus Program. On May 28, 2015, the Compensation Committee renewed the Company’s Annual Executive Cash Bonus Program (the “Cash Bonus Program”) for Fiscal 2016. The objective of the Cash Bonus Program is to compensate the Company’s named executive officers for above-average performance through an annual cash bonus related both to Company and individual performance. For Fiscal 2016, the Compensation Committee has set target bonus levels at 100% attainment of both Company and personal objectives as follows: Mr. Lines — 60% of base salary; Mr. Glajch — 35% of base salary; Mr. Smith — 35% of base salary; and Ms. Condame — 25% of base salary. Each named executive officer may receive anywhere from 0% to 200% of his or her target bonus level depending on the attainment of such objectives. A summary of the performance goal weightings for the Company’s named executive officers for Fiscal 2016 is as follows:

Named Executive Officer	Consolidated Net Income	Executable Backlog at Fiscal 2016 Year End	Personal Goals

James R. Lines	40%	40%	20%

Jeffrey Glajch	40%	40%	20%

Alan E. Smith	40%	40%	20%

Jennifer R. Condame	40%	40%	20%

The Cash Bonus Program in effect for Fiscal 2016 is attached to this Current Report on Form 8–K as Exhibit 99.2 and the above summary of the Cash Bonus Program is qualified in its entirety by reference to such Exhibit.

Fiscal 2015 Named Executive Officer Bonuses. On May 28, 2015, the Compensation Committee approved the payment of cash bonuses to the Company’s named executive officers, as set forth below. Such bonuses were approved in accordance with the Company’s Annual Executive Cash Bonus Program in effect for the fiscal year ending March 31, 2015 (“Fiscal 2015”) and were based on the Company’s achievement during Fiscal 2015 of net income and bookings as well as the achievement of personal objectives by each named executive officer during such year.

Named Executive Officer	Total Fiscal 2015 Bonus
James R. Lines	$306,023

Jeffrey Glajch	$122,980

Alan E. Smith	$123,504

Jennifer R. Condame	$65,345

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Graham Corporation Annual Stock-Based Long-Term Incentive Award Plan for Senior Executives in effect for the fiscal year ending March 31, 2016.

99.2	Graham Corporation Annual Executive Cash Bonus Program in effect for the fiscal year ending March 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Corporation

Date: June 2, 2015	By:	/s/ Jeffrey Glajch
Jeffrey Glajch Vice President — Finance & Administration and Chief Financial Officer